UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C.  20549

                                             FORM 8-K


                                          CURRENT REPORT

                              PURSUANT TO SECTION 13 OR 15(d) OF THE
                                  SECURITIES EXCHANGE ACT OF 1934


                     Date of Report - November 12, 2003
            Date of Earliest Event Reported - November 11, 2003



                                 THE MAY DEPARTMENT STORES COMPANY
                   (Exact name of Registrant as specified in its charter)

           Delaware                   I-79               43-1104396
       (State or other           (Commission          (IRS Employer
       jurisdiction of           File Number)       Identification No.)
        incorporation)



       611 Olive Street, St. Louis, Missouri                 63101
     (Address of principal executive offices)             (Zip code)



                    Registrant's telephone number, including area code:
                                    (314) 342-6300
















Item 7.   Financial Statements and Exhibits.

(c)     Exhibits.  The following document is furnished as an Exhibit.



Exhibit No.  Exhibit

99.1         Press Release, dated November 11, 2003






Item 12.   Results of Operations and Financial Condition.

On November 11, 2003, the registrant issued a press release announcing its financial results for the 13 and 39 weeks ending November 1, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.














SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated: November 12, 2003        By:    /s/ Richard A. Brickson
                                Richard A. Brickson
                                Secretary and Senior Counsel